Restructuring Charges	9 Months Ended	12 Months Ended
	Sep. 30, 2014	Dec. 31, 2013
Restructuring and Related Activities [Abstract]
Restructuring Charges

4. Restructuring Charges

Travelocity Restructuring—In the third quarter of 2013, we initiated plans to restructure Travelocity, shifting Travelocity in the United States and Canada away from a fixed-cost model to a lower-cost, performance-based shared revenue structure. On August 22, 2013 we entered into an exclusive, long-term strategic marketing agreement with Expedia (“Expedia SMA”), in which Expedia powers the technology platforms for Travelocity’s existing U.S. and Canadian websites, as well as provides Travelocity with access to Expedia’s supply and customer service platforms. In connection with the Expedia SMA, we also entered into a put/call agreement with Expedia (the “Put/Call Agreement”). The Expedia SMA represents a strategic decision to reduce direct costs associated with Travelocity and provide our customers with the benefit of Expedia’s long term investment in its technology platform as well as its supply and customer service platforms. Both parties began development and implementation after signing the Expedia SMA. Substantially all supplier offerings have been migrated to the Expedia platform which has resulted in increased conversion and operational efficiency and has allowed us to shift our focus to Travelocity’s marketing strengths. Based on the terms of the Expedia SMA, Expedia earned an incentive payment of $8 million in January 2014 and an additional $3 million in March 2014. We are amortizing these payments over the non-cancellable term of the Expedia SMA as a reduction to revenue.

Expedia pays us a performance-based marketing fee that varies based on the amount of travel booked through Travelocity-branded websites powered by Expedia under this collaborative arrangement. The marketing fee we receive is recorded as marketing fee revenue and the cost we incur to promote the Travelocity brand and for marketing is recorded as selling, general and administrative expense in our results of operations. Correspondingly, we are winding down certain internal processes, including back office functions, as substantially all transactions have moved from our technology platforms to those of Expedia.

Pursuant to the Put/Call Agreement, Expedia may acquire, or we may sell to Expedia, assets relating to the Travelocity-branded portions of our Travelocity business, which primarily include the assets subject to the Expedia SMA. Our put right may be exercised during the first 24 months of the Expedia SMA only upon the occurrence of certain triggering events primarily relating to implementation, which are outside of our control. The occurrence of these events is not considered probable. During this period, the exercise price of the put right is fixed. After the initial 24 month period, the put right is only exercisable for a limited period of time in 2016 and 2017 at a discount to fair market value as defined in the Put/Call Agreement. The call right held by Expedia is exercisable at any time during the term of the Put/Call Agreement. If the call right is exercised, although we expect the amount paid will be fair value, the call right provides for a floor for a limited time that may be higher than fair value and a ceiling for the duration of the Put/Call Agreement that may be lower than fair value.

In the fourth quarter of 2013, we also initiated a plan to restructure lastminute.com, the European portion of the Travelocity business. This plan involved establishing lastminute.com as a stand-alone operation, separating processes from the North America operations, while adding efficiencies to streamline the European operations. Travelocity continues to be managed as one reportable segment.

During the three months ended September 30, 2014, we recorded restructuring charges of $5 million which includes a $3 million loss on the sale of TPN, $1 million in additional severance costs and $1 million in other costs. During the nine months ended September 30, 2014, we recorded restructuring charges of $2 million which includes a $3 million loss on the sale of TPN, $2 million in additional severance costs and $2 million in other costs, net of adjustments to our original estimates of employee termination benefits of $4 million. The adjustments to our original estimates are primarily the result of certain employees transferring to the acquirer of the TPN business without a required severance payment. We estimate that we will incur additional charges for the remainder of 2014 of approximately $3 million consisting of contract termination and other related costs.

Technology Restructuring—Our corporate expenses include a technology organization that provides development and support activities to our business segments. Costs associated with our technology organization are charged to the business segments primarily based on its usage of development resources. For the year ended December 31, 2013, the majority of costs associated with the technology organization were incurred by Travel Network and Airline and Hospitality Solutions. In the fourth quarter of 2013, we initiated a restructuring plan to simplify our technology organization, better align costs with our current business, reduce our spending on third-party resources, increase focus on product development and reduce our employee base by approximately 350 employees. The majority of this plan was completed in the first half of 2014 and we do not expect to record material charges in 2014 related to this action.

The change in our restructuring accruals, included in other current liabilities, is as follows (in thousands):

	Employee Termination Benefits
	Travelocity	Technology Organization	Total
Balance as of December 31, 2013	$17,731	$8,163	$25,894
Charges	2,102	—	2,102
Adjustments	(3,938)	(914)	(4,852)
Payments	(9,261)	(6,877)	(16,138)

Balance as of September 30, 2014	$6,634	$372	$7,006

The charges included in our restructuring accruals do not include items charged directly to expense (e.g., asset impairments) and other periodic costs recognized as incurred, as those items are not reflected in the restructuring reserve in our consolidated balance sheet. Restructuring charges are not allocated to the segments for segment reporting purposes (see Note 15, Segment Information).

5. Restructuring Charges

Travelocity Restructuring—In the third quarter of 2013, we initiated plans to restructure Travelocity, shifting Travelocity in the United States and Canada away from a fixed-cost model to a lower-cost, performance-based shared revenue structure. On August 22, 2013 we entered into an exclusive, long-term strategic marketing agreement with Expedia (“Expedia SMA”), in which Expedia will power the technology platforms for Travelocity’s existing U.S. and Canadian websites, as well as provide Travelocity with access to Expedia’s supply and customer service platforms. The Expedia SMA represents a strategic decision to reduce direct costs associated with Travelocity and provide our customers with the benefit of Expedia’s long term investment in its technology platform as well as its supply and customer service platforms, which we expect to increase conversion and operational efficiency and allows us to shift our focus to Travelocity’s marketing strengths. Both parties began development and implementation after signing the Expedia SMA. As of December 31, 2013, the majority of the online hotel and air offering has been migrated to the Expedia platform, and a launch of the majority of the remainder is expected in early 2014. Based on the terms of the agreement, Expedia has earned an incentive payment of $8 million in January 2014, which could increase to $11 million depending on the timing of the full launch in 2014. We plan to amortize this payment over the non-cancellable term of the marketing agreement as a reduction to revenue.

Under the terms of the agreement, Expedia will pay us a performance-based marketing fee that will vary based on the amount of travel booked through Travelocity-branded websites powered by Expedia under this collaborative arrangement. The marketing fee we receive is recorded as marketing fee revenue and the cost we incur to promote the Travelocity brand and for marketing is recorded as selling, general and administrative expense in our results of operations. Correspondingly, we are winding down certain internal processes, including back office functions, as transactions move from our technology platforms to those of Expedia.

We also agreed to a put/call arrangement (“Expedia Put/Call”) whereby Expedia may acquire, or we may sell to Expedia, certain assets relating to the Travelocity business. Our put right may be exercised during the first 24 months of the Expedia SMA only upon the occurrence of certain triggering events primarily relating to implementation, which are outside of our control. The occurrence of such events is not considered probable. During this period, the exercise price of the put right is fixed. After the 24 month period, the put right is only exercisable for a limited period of time in 2016 at a discount to fair market value. The call right held by Expedia is exercisable at any time during the term of the Expedia SMA. If the call right is exercised, it provides for a floor for a limited time that may be higher than fair value and a ceiling for the duration of the agreement that may be lower than fair value.

In the fourth quarter of 2013, we initiated a plan to restructure the European portion of the Travelocity business. This plan involves establishing Travelocity Europe as a stand-alone operational entity, separating processes from the North America operations, while adding efficiencies to streamline the European operations. Travelocity will continue to be managed as one reportable segment.

As a result of the Travelocity restructuring actions, we recorded charges totaling $28 million which included $4 million of asset impairments, $18 million of employee termination benefits, and $6 million of other related costs. We estimate that we will incur additional charges of approximately $11 million in 2014 consisting of $6 million in contract termination costs, $2 million in employee termination benefits, and $3 million of other related costs.

Technology Restructuring—Our corporate expenses include a technology organization that provides development and support activities to our business segments. Costs associated with our technology organization are charged to the business segments primarily based on its usage of development resources. For the year ended December 31, 2013, the majority of costs associated with the technology organization were incurred by Travel Network and Airline and Hospitality Solutions. In the fourth quarter of 2013, we initiated a restructuring plan to simplify our technology organization, better align costs with our current business, reduce our spend on third-party resources, and to increase focus on product development. The majority of this plan will be completed in 2014. As a part of this restructuring plan, we will reduce our employee base by approximately 350 employees. We recorded a charge of $8 million associated with employee termination benefits in the fourth quarter of 2013 and do not expect to record material charges in 2014 related to this action.

The roll forward of our restructuring accruals, included in other current liabilities, is as follows:

	Employee Termination Benefits
	Travelocity	Technology Organization	Total
	(Amounts in thousands)
Charges	$17,956	$8,163	$26,119
Payments	225	—	225

Restructuring liability at December 31, 2013	$17,731	$8,163	$25,894

The charges recognized in the roll forward of our reserve for restructuring charges do not include items charged directly to expense (e.g. asset impairments) and other periodic costs recognized as incurred, as those items are not reflected in our restructuring reserve in our consolidated balance sheet. Restructuring charges are not allocated to the segments for segment reporting purposes (see Note 21, Segment Information).